Exhibit 10.17.1
24 February 2010
CS EUROPE FINANCE LIMITED and CS UK FINANCE LIMITED
as the Borrowers
EACH OF THE INSTITUTIONAL LENDERS
PARTY HERETO AS LENDERS,
as the Lenders
EACH OF THE LENDER AGENTS
PARTY HERETO AS LENDER AGENTS,
as the Lender Agents
EACH OF THE SWINGLINE LENDER AGENTS
PARTY HERETO AS SWINGLINE LENDER AGENTS
as the Swingline Lender Agents
EACH OF THE INSTITUTIONAL LENDERS
PARTY HERETO AS SWINGLINE LENDERS,
as the Swingline Lenders
CAPITALSOURCE FINANCE LLC
as Servicer
CAPITALSOURCE EUROPE LIMITED
as Subservicer and Parent
CAPITALSOURCE (UK) LIMITED
as Parent
WACHOVIA BANK, N.A.
as the Administrative Agent and the Security Trustee
and
WACHOVIA SECURITIES INTERNATIONAL LTD.,
as Lead Arranger and Sole Bookrunner

DEED OF AMENDMENT RELATING TO THE
SERVICING AGREEMENT

THIS DEED OF AMENDMENT (this “Deed”) is dated 24 February 2010 and made among:
(1)	CS EUROPE FINANCE LIMITED (“CSEF”), a wholly-owned subsidiary of CapitalSource Europe Limited. incorporated in England and Wales under registered number 6340019 and CS UK FINANCE LIMITED (“CSUF”), a wholly-owned subsidiary of CapitalSource UK Limited incorporated in England and Wales under registered number 6340034, each as a borrower and guarantor (each, a “Borrower” and together the “Borrowers”);

(2)	EACH OF THE INSTITUTIONAL LENDERS party hereto and as defined in the Facility Agreement referenced below as an institutional lender, (each a “Lender”, together the “Lenders”);

(3)	EACH OF THE LENDER AGENTS party hereto and as defined in the Facility Agreement referenced below as a lender agent (each a “Lender Agent” and together the “Lender Agents”);

(4)	EACH OF THE INSTITUTION LENDERS party hereto and as defined in the Facility Agreement referenced below as a swingline lender, (each, a “Swingline Lender” and together the “Swingline Lenders”);

(5)	EACH OF THE SWINGLINE LENDER AGENTS party hereto and as defined in the Facility Agreement referenced below as a swingline lender agent, (each a “Swingline Lender Agent” and together the “Swingline Lender Agents”);

(6)	CAPITALSOURCE FINANCE LLC, as the servicer (the “Servicer”);

(7)	CAPITALSOURCE EUROPE LIMITED (“CSEL”), a company incorporated in England and Wales, as a Subservicer (together with its successors and assigns in such capacity, a “Subservicer”) as the parent company of CS Europe Finance Limited, in such capacity, a “Parent”) and as the Original Subordinated Creditor;

(8)	CAPITALSOURCE (UK) LIMITED, a company incorporated in England and Wales, as parent company of CS UK Finance Limited (in such capacity, a “Parent”);

(9)	WACHOVIA BANK, N.A., as the administrative agent, (the “Administrative Agent”) and as the security trustee to the Secured Parties (together with its successors and assigns in such capacity, the “Security Trustee”); and

(10)	WACHOVIA SECURITIES INTERNATION LTD., as lead arranger (the “Lead Arranger”) and sole bookrunner (the “Sole Bookrunner”).
WHEREAS,
(A)	Pursuant to the terms of a multicurrency facility agreement dated 3 October 2007, as amended on 24 September 2008, 10 February 2009 and 29 May 2009, the Lenders have agreed to provide a €250,000,000 credit facility to the Borrowers (the “Facility Agreement”).

(B)	Pursuant to the terms of a servicing agreement dated 3 October 2007 as amended on 24 September 2008 and 29 May 2009 (the “Servicing Agreement”), the Borrowers have appointed CapitalSource Finance LLC as Servicer to service the Loans and to enforce the Borrowers’ rights and interests in and under each Loan.

(C)	The parties hereto agree to amend the Servicing Agreement on the terms and subject to the conditions set forth herein.
IT IS AGREED as follows:
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Deed:

“Deemed Effective Date” means 31 December 2009.

“Effective Date” means 24 February 2010.

1.2	Defined terms

Terms defined in the Facility Agreement and the Servicing Agreement shall have the same meaning in this Deed.

1.3	Incorporation of Clauses 1.2 to 1.3 (inclusive) of the Facility Agreement.

Clauses 1.2 to 1.3 (inclusive) of the Facility Agreement shall be incorporated by reference into this Deed and shall apply as if expressly set out herein.

1.4	Conduit Lender

It is noted that as at this date, there is no Conduit Lender which is party to the Amended Servicing Agreement. Given that the Amended Servicing Agreement is being amended by all the current parties thereto, the amendments shall be binding on any future party which adheres to this document in the future (including any future Conduit Lender).

1.5	Effective Date and Deemed Effective Date

This Deed shall come into effect on the Effective Date but the parties acknowledge and agree that the amendment to the Servicing Agreement shall be deemed to have taken effect as of the Deemed Effective Date.

2.	AMENDMENTS

2.1	Amendment to the Servicing Agreement:

The parties to this Deed acknowledge and agree that the Servicing Agreement shall be deemed to have been amended as follows as from the Deemed Effective Date:
(a)	the definition of “Consolidated Tangible Net Worth” shall be deleted in its entirety and replaced by the following:

““Consolidated Tangible Net Worth” means, as of any date of determination, with respect to CapitalSource Inc., (A) to the extent the Credit Agreement is in effect, the definition of “Consolidated Tangible Net Worth” as set forth in such Credit Agreement, and (B) in all other cases, the assets less the liabilities of CapitalSource Inc. and its Consolidated Subsidiaries, the CapitalSource Bank Entities and each Healthcare REIT Consolidated Subsidiary, less intangible assets (including goodwill), less loans or advances to stockholders, directors, officers or employees, all determined in accordance with GAAP.”

(b)	the definition of “Minimum Consolidated Tangible Net Worth” shall be deleted in its entirety and replaced by the following:

““Minimum Consolidated Tangible Net Worth” means (i) $1,725,000,000, plus (ii) 70% of the cumulative Net Proceeds of Capital Stock/Conversion of Debt received at any time after 24 February 2010.”
2.2	Clause 1.2.1(j) of the Facility Agreement shall be incorporated by reference into this Deed such that any references to the Servicing Agreement therein shall include the amendments made thereto in this Deed.

3.	REPRESENTATIONS

3.1	The representations and warranties set out in Clause 16.1 (Representations and Warranties) in the Facility Agreement as amended on this date are deemed to be repeated by the Borrower on the Effective Date.

3.2	The representations and warranties set out in Clause 9 (Representations, Warranties and Undertakings of the Servicer and Parents) in the Servicing Agreement as amended on this date are deemed to be repeated by the Servicer and by each Parent on the Effective Date.

4.	CONTINUITY AND FURTHER ASSURANCE

4.1	Continuing obligations

The provisions of the Servicing Agreement shall, save as amended by this Deed, continue in full force and effect.

4.2	Further assurance

Each Borrower shall, at the request of the Administrative Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Deed.

5.	FEES, COSTS AND EXPENSES

The Borrowers shall promptly on demand pay the Administrative Agent the amount of all costs and expenses (including legal fees) reasonably incurred by it in connection with the negotiation, preparation, printing and execution of this Deed and any other documents referred to in this Deed.

6. MISCELLANEOUS

6.1	Incorporation of terms

The provisions of Clause 29 (Notices), Clause 32 (Partial Invalidity), Clause 33 (Remedies and waivers), Clause 37 (Enforcement), and Clause 38 (Service of Process) of the Facility Agreement shall be incorporated into this Deed amended as if set out in full in this Deed.

6.2	Counterparts

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

7. GOVERNING LAW

This Deed is governed by English law.

8. COUNTERPARTS

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Deed.

IN WITNESS whereof this Deed has been executed and delivered on the date shown at the top of this document.

The Borrowers

EXECUTED AND DELIVERED as a DEED		)
For and on behalf of CS EUROPE FINANCE		)
LIMITED by its duly appointed		)

Attorney

By:	/s/ Giles Coates
Name: Giles Coates

Title: Authorized Signatory
In the presence of:

Signature of Witness: /s/ Rosanne Willging

Name of Witness: Rosanne Willging 4445 Willard Avenue, 12th F1 Chevy Chase, MARYLAND 20815

EXECUTED AND DELIVERED as a DEED		)
For and on behalf of CS UK FINANCE LIMITED		)
by it’s duly appointed Attorney		)

By:	/s/ Giles Coates
Name: Giles Coates

Title: Authorized Signatory
In the presence of:

Signature of Witnes: /s/ Rosanne Willging

Name of Witness: Rosanne Willging 4445 Willard Avenue, 12th F1 Chevy Chase, MARYLAND 20815

The Administrative Agent and the Security Trustee

Executed and delivered as a Deed by:		)
)
/s/ Raj Shah		)
)
Name:	Raj Shah, Managing Director	)

Director/Authorised Signatory for and on behalf of		)
WACHOVIA BANK, N.A. in the presence of:		)
)
)

Signature of Witness: /s/ Matt Jensen

Name of Witness: Matt Jensen 301 S. College Street Charlotte, NC 28288

The Institutional Lender

Executed and delivered as a Deed by:		)
/s/ Raj Shah		)
)
Name: Raj Shah, Managing Director		)

Director/Authorised Signatory for and on behalf of		)
WACHOVIA BANK, N.A. in the presence of:		)
)
)
)

Signature of Witness: /s/ Matt Jensen

Name of Witness: Matt Jensen 301 S. College Street Charlotte, NC 28288

The Swingline Lender

Executed and delivered as a Deed by:		)
/s/ Raj Shah		)
)
Name: Raj Shah, Managing Director		)

Director/Authorised Signatory for and on behalf of		)
WACHOVIA BANK, N.A., LONDON		)
BRANCH in the presence of:		)
BRANCH in the presence of:		)

Signature of Witness: /s/ Matt Jensen

Name of Witness: Matt Jensen 301 S. College Street Charlotte, NC 28288

Lender Agent

Executed and delivered as a Deed by:		)
)
/s/ Raj Shah		)
)
Name:	Raj Shah, Managing Director	)

Director/Authorised Signatory for and on behalf of		)
WACHOVIA BANK, N.A. in the presence of:		)
)
)

Signature of Witness: /s/ Matt Jensen

Name of Witness: Matt Jensen 301 S. College Street Charlotte, NC 28288

Swingline Lender Agent		)
Executed and delivered as a Deed by:		)
/s/ Raj Shah		)
)
Name:	Raj Shah, Managing Director	)

Director/Authorised Signatory for and on behalf of		)
WACHOVIA BANK, N.A. in the presence of:		)
)
)

Signature of Witness: /s/ Matt Jensen

Name of Witness: Matt Jensen 301 S. College Street Charlotte, NC 28288

Lead Arranger and Sole Bookrunner

Executed and delivered as a Deed by:		)
/s/ Walter Dolhare		)
)
Name:	Walter Dolhare	)
)
Director/Authorised Signatory for and on behalf of		)
WACHOVIA SECURITIES		)
INTERNATIONAL LTD in the presence of:		)

Signature of Witness: /s/ Matt Jensen

Name of Witness: Matt Jensen 301 S. College Street Charlotte, NC 28288

The Parent and Subservicer

EXECUTED AND DELIVERED as a DEED		)
For and on behalf of CAPITALSOURCE		)
EUROPE LIMITED by its duly appointed Attorney		)

By:	/s/ Giles Coates
Name: Giles Coates

Title: Authorized Signatory
In the presence of:

Signature of Witness: /s/ Rosanne Willging

Name of Witness: Rosanne Willging 4445 Willard Avenue, 12th Floor Chevy Chase, Maryland 20815

The Servicer

EXECUTED AND DELIVERED as a DEED		)
For and on behalf of CAPITALSOURCE		)
FINANCE LLC by its duly appointed Attorney		)

By:	/s/ Giles Coates
Name: Giles Coates

Title: Authorized Signatory
In the presence of:

Signature of Witness: /s/ Rosanne Willging

Name of Witness: Rosanne Willging 4445 Willard Avenue, 12th Floor Chevy Chase, Maryland 20815

The Parent

EXECUTED AND DELIVERED as a DEED		)
For and on behalf of CAPITALSOURCE (UK))
LIMITED by its duly appointed Attorney		)

By:	/s/ Giles Coates
Name: Giles Coates

Title: Authorized Signatory
In the presence of:

Signature of Witness: /s/ Rosanne Willging

Name of Witness: Rosanne Willging 4445 Willard Avenue, 12th Floor Chevy Chase, Maryland 20815